UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2021

Tristar Acquisition I Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40905	98-1587643
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2870 Peachtree Road NW Suite 509 Atlanta, GA 30305		30305
		(Zip Code)

(412) 327-9294 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

As soon as practicable after this Registration Statement is declared effective.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	TRIS.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value	TRIS	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TRIS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into Material Definitive Agreement.

On October 13, 2021, the registration statement on Form S-1 (File No. 333-255009), as amended (the “Registration Statement”), relating to the initial public offering (the “IPO”) of Tristar Acquisition I Corp., a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission.

On October 18, 2021, the Company consummated the IPO of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Share”), and one-half (1/2) of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•

An Underwriting Agreement, dated October 13, 2021, by and between the Company, Wells Fargo Securities, LLC and Loop Capital Markets LLC as representatives of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriter by the Company and is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

A Warrant Agreement, dated October 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

A Letter Agreement, dated October 13, 2021, by and between the Company, each of its officers and directors, and, Tristar Holdings I, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (the “Letter Agreement”);

•

A Private Placement Warrants Purchase Agreement, dated October 13, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference (the “Private Placement Warrant Purchase Agreement”);

•

A Registration Rights Agreement, dated October 13, 2021, by and among the Company, the Sponsor and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

An Investment Management Trust Agreement, dated October 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•

An Administrative Support Agreement, dated October 13, 2021, by and among the Company and Tristar Holdings I, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated October 13, 2021, between the Company and William M. Mounger II, the Chief Executive Officer of the Company and Chairman of the Board, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated October 13, 2021, between the Company and Cathy Martine-Dolecki, the Chief Operating Officer and a director of the Company, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated October 13, 2021, between the Company and Timothy Dawson, the Chief Financial Officer of the Company, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated October 13, 2021, between the Company and Robert Willis, a director of the Company, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference;

•	An Indemnity Agreement, dated October 13, 2021, between the Company and Greg Boyd, a director of the Company, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference;

•	An Indemnity Agreement dated October 13, 2021, between the Company and David Jones, a director of the Company, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

•

An Indemnity Agreement dated October 13, 2021, between the Company and David Barksdale, a director of the Company, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

•	An Indemnity Agreement dated October 13, 2021, between the Company and Alex Parker, a director of the Company, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference.

•

An Indemnity Agreement dated October 13, 2021, between the Company and Steven Rogers, a director of the Company, a copy of which is attached as Exhibit 10.14 hereto and incorporated herein by reference.

The material terms of each of the foregoing agreements are described in the prospectus that forms a part of the Registration Statement, and the descriptions of such terms are incorporated herein by reference. Each of the foregoing agreements, are attached hereto as exhibits to this Current Report on Form 8-K, as enumerated below in the table set forth in response to Item 9.01.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 6,775,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Sponsor, generating gross proceeds to the Company of $6,775,000 pursuant to the Sponsor Unit Purchase Agreement. The Private Placement Warrants are identical to the public Warrants sold in the IPO. The material terms of the Private Placement Warrant Purchase Agreement are set forth in the Initial Registration Statement and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, each of Messrs. William M. Mounger II, Robert Willis, Greg Boyd, David Jones, David Barksdale, Alex Parker, Steven Rogers and Ms. Cathy Martine-Dolecki (collectively, the “Directors”) and Mr. Timothy Dawson, the Chief Financial Officer of the Company (the “CFO”), entered into an indemnity agreement with the Company on October 13, 2021.

Other than the foregoing, none of the Directors or the CFO is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the indemnity agreements are attached as 10.6 through 10.14 hereto, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 13, 2021, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”), effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events

In connection with the IPO, Messrs. Barksdale, Jones, and Rogers were appointed on October 13, 2021 to the Board’s Audit Committee, with Mr. Barksdale serving as chair of the Audit Committee; Messrs. Barksdale, Boyd, and Parker were appointed to the Board’s Compensation Committee, with Mr. Boyd serving as chair of the Compensation Committee; and Messrs. Boyd, Jones, and Parker were appointed to the Nominating and Corporate Governance Committee, with Mr. Parker serving as chair of the Nominating and Corporate Governance Committee.

A total of $202,000,000, consisting of the entirety of the proceeds received by the Company after deduction for commissions from the IPO, and a portion of the proceeds from the sale of the Private Placement Warrants, (which amount includes $9,000,000 of deferred underwriting commissions), were placed in a U.S.-based trust account at Wells Fargo Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of our initial business combination, (ii) the redemption of our public shares if we have not consummated an initial business combination within 18 months (or 21 months from the closing of this offering if we have executed a letter of intent, agreement in principle or definitive agreement for our initial business combination within 18 months from the closing of this offering but have not completed our initial business combination within such 18 month period), from the closing of this offering, subject to applicable law, or (iii) the redemption of our public shares properly submitted in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 18 months (or 21 months, as applicable) from the closing of this offering or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares. Based on current interest rates, we expect that interest income earned on the trust account (if any) will be sufficient to pay our income taxes.

On October 13, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	An Underwriting Agreement, dated October 13, 2021, by and between the Company, Wells Fargo Securities, LLC and Loop Capital Markets LLC as representatives of the underwriters named therein

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated October 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.1	A Letter Agreement, dated October 13, 2021, by and between the Company, each of its officers and directors, and, the Sponsor

10.2	Private Placement Warrants Purchase Agreement, dated October 13, 2021, by and between the Company and the Sponsor

10.3	Registration Rights Agreement, dated October 13, 2021, by and among the Company, the Sponsor and certain other security holders named therein

10.4	Investment Management Trust Agreement, dated October 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee

10.5	Administrative Support Agreement, dated October 13, 2021, by and among the Company and the Sponsor

10.6	Indemnity Agreement, dated October 13, 2021, between the Company and William M. Mounger II

10.7	Indemnity Agreement, dated October 13, 2021, between the Company and Cathy Martine-Dolecki

10.8	Indemnity Agreement, dated October 13, 2021, between the Company and Timothy Dawson

10.9	Indemnity Agreement, dated October 13, 2021, between the Company and Robert Willis

10.10	Indemnity Agreement, dated October 13, 2021, between the Company and Greg Boyd

10.11	Indemnity Agreement, dated October 13, 2021, between the Company and David Jones

10.12	Indemnity Agreement, dated October 13, 2021, between the Company and David Barksdale, a director of the Company

10.13	Indemnity Agreement, dated October 13, 2021, between the Company and Alex Parker, a director of the Company

10.14	Indemnity Agreement, dated October 13, 2021, between the Company and Steven Rogers

99.1	Press Release, dated October 13, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRISTAR ACQUISITION I CORP.

Dated: October 18, 2021	By:	/s/ William Mounger II
William Mounger II
Chief Executive Officer